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                                                                       Exhibit 1

                                 CHART REGARDING

               EXECUTIVE OFFICERS AND DIRECTORS OF FILING PERSONS


NAME                DIRECTOR (D)          CITIZENSHIP /       PRINCIPAL             PRINCIPAL BUSINESS        ADDRESS
                    AND/OR                JURISDICTION        OCCUPATION OR
                    EXECUTIVE             OF                  EMPLOYMENT
                    OFFICER (EO) OF       ORGANIZATION
                    INFOGRAMES (I)
                    AND/OR
                    PURCHASER (P)
Bruno Bonnell       I (D) (EO)            France              Chairman and Chief    Development and           Infogrames
                                                              Executive Officer     Distribution of           Entertainment S.A.
                    P (D) (EO)                                of Infogrames         Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Thomas Schmider     I (D) (EO)            France              Managing Director     Development and           Infogrames
                                                              of Infogrames         Distribution of           Entertainment S.A.
                    P (D) (EO)                                                      Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Christophe Sapet    I (D) (EO)            France              Managing Director     Development and           Infogrames
                                                              of Infogrames         Distribution of           Entertainment S.A.
                                                                                    Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Benoit Regnault     I (D)                 France              Director of           Development and           Infogrames
de Maulmin                                                    Infogrames            Distribution of           Entertainment S.A.
                                                                                    Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

David Ward          I (D)                 England             UK Director of        Development and           Infogrames
                                                              Infogrames            Distribution of           Entertainment S.A.
                                                                                    Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

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
Jean-Claude Larue   I (D) (EO)            France              Chairman of           Development and           Infogrames
                                                              Infogrames Europe     Distribution of           Entertainment S.A.
                                                              S.A.                  Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Pierre Sissman      I (D)                 France              Director of           Development and           Infogrames
                                                              Infogrames            Distribution of           Entertainment S.A.
                                                                                    Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Societe Dassault    I (D)                 France              Multimedia and        Multimedia and            9 rond point des
Multimedia                                                    Entertainment         Entertainment             Champs - Elysees,
                                                                                                              75008 Paris, France

Eurazeo (f/k/a      I (D)                 France              Financial             Financial Investment      3 rue Jacques Bingen
Azeo)                                                         Investment and        and Commodities           75017 Paris, France
                                                              Commodities
Yves Legris         P (D) (EO)            France              Director and Chief    Development and           California U.S.
                                                              Operating Officer     Distribution of           Holdings, Inc.
                                                              of California U.S.    Computer Software         c/o Infogrames Inc.
                                                              Holdings, Inc.                                  417 Fifth Avenue,
                                                                                                              New York, NY, 10016
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